Exhibit 99.1

Filed by Microsemi Corporation

Pursuant to Rule 425 under the Securities Act of 1933, as amended

Registration No. 333-130655

Acquiring Company: Microsemi Corporation (000-08866)

Subject Company: Advanced Power Technology, Inc. (001-16047)

FINANCIAL CONTACT: David R. Sonksen Executive Vice President and CFO Tel: (949) 221-7101 EDITORIAL CONTACT: Cliff Silver Manager, Corporate Communications Tel: (949) 221-7112

Microsemi to Gain Advanced Silicon Carbide Technology from

Advanced Power Acquisition

Advanced SiC Technology for Military and Commercial Power Electronics

IRVINE, Calif. – (PrimeZone) –February 22, 2006 — Microsemi Corporation (Nasdaq:MSCC), a global supplier of high reliability semiconductors, announced today that its pending acquisition of Advanced Power Technology, Inc., will now encompass even greater technology capabilities through APT’s just announced licensing agreement with the Electronic Systems’ sector of Northrop Grumman Corporation (NYSE:NOC) to manufacture next-generation silicon carbide (“SiC”) microelectronic devices.

This agreement forms an exclusive foundry supplier relationship whereby Northrop Grumman will license certain SiC technology to Advanced Power Technology including relevant SiC patents and manufacturing methods to enable Advanced Power Technology to manufacture proprietary high performance SiC microelectronic devices exclusively for Northrop Grumman.

In addition, the agreement allows Advanced Power Technology to use the licensed technology to manufacture and sell other high performance SiC devices for commercial purposes. Both Northrop Grumman and Advanced Power Technology possess substantial expertise in SiC technology. Microsemi views SiC based power semiconductors as strategically important to a wide array of next generation high reliability and commercial applications.

“We congratulate both APT and Northrop Grumman in finalizing this agreement that anticipates significant benefits to the customers of both companies,” said James J. Peterson, Microsemi President and Chief Executive Officer. “We are impressed by APT’s existing efforts in silicon carbide, and with the combination of Northrop Grumman’s extensive know-how in SiC technology, we expect to accelerate APT’s progress towards becoming the leading supplier of SiC power semiconductor products,” he said.

The agreement comes at a time when Advanced Power Technology is in the process of being acquired by Microsemi Corporation. Steve Litchfield, Microsemi’s Vice President of Business Development, stated, “Advanced Power Technology’s Silicon Carbide Strategy and capabilities were an important element in our decision to acquire the company. We look forward to participating with them in a very successful relationship.”

The driving force for the adoption of silicon carbide for military as well as civilian applications is the need to reduce weight and size of power control and management systems and their associated support equipment, in particular cooling systems and heat dispersing packaging. SiC semiconductors have demonstrated large performance advantages in numerous test beds over the most advanced silicon components.

Military applications include radar, hybrid power systems, electric power control and distribution, electronic jamming, and wideband communications systems.

Potential non-military applications that can benefit from silicon carbide’s military-level performance include hybrid vehicles, electric power transmission, computer/servers, medical systems, and alternative energy.

About the Acquisition

Microsemi Corporation has filed a registration statement (including a prospectus) with the SEC for the acquisition of APT to which the above communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, you may request Microsemi to send you the prospectus by calling 949-221-7101.

About Microsemi Corporation

Microsemi Corporation, with corporate headquarters in Irvine, California, is a leading designer, manufacturer and marketer of high performance analog and mixed signal integrated circuits and high reliability semiconductors. The company’s semiconductors manage and control or regulate power, protect against transient voltage spikes and transmit, receive and amplify signals.

Microsemi’s products include individual components as well as integrated circuit solutions that enhance customer designs by improving performance and reliability, battery optimization, reducing size or protecting circuits. The principal markets the company serves include implantable medical, defense/aerospace and satellite, notebook computers, monitors and LCD TVs, automotive and mobile connectivity applications. More information may be obtained by contacting the company directly or by visiting its website at http://www.microsemi.com.

About Advanced Power Technology:

With operations in Bend, Oregon, Santa Clara, California, Montgomeryville, Pennsylvania, Boulder, Colorado and Bordeaux France, APT is a leading supplier of power semiconductors for RF, Microwave, Linear, and Switchmode Applications. For additional information on Advanced Power Technology, visit its website at http://www.advancedpower.com.

About Northrop Grumman Corporation:

Northrop Grumman Corporation is a global defense company headquartered in Los Angeles, Calif. Northrop Grumman provides a broad array of technologically advanced, innovative products, services and solutions in systems integration, defense electronics, information technology, advanced aircraft, shipbuilding, and space technology. The company has more than 125,000 employees and operates in all 50 states and 25 countries and serves U.S. and international military, government and commercial customers. For more information on Northrop Grumman visit its website at http://www.northropgrumman.com.

PLEASE READ THE FOLLOWING FACTORS THAT CAN MATERIALLY AFFECT MICROSEMI’S FUTURE RESULTS.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in the news release that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as changes in generally accepted accounting principles, the difficulties regarding the making of estimates and projections, the hiring and retention of qualified personnel in a competitive labor market, acquiring and integrating new operations or assets, closing or disposing of operations or assets, or possible difficulties in transferring work from one plant to another, rapidly changing technology and product obsolescence, difficulties predicting the timing and amount of plant closure costs, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company’s products, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, product returns, product liability, and other potential unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, epidemics, disasters, wars or potential future effects of the tragic events of September 11, variations in customer order preferences, fluctuations in market prices of the company’s common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing company strategies, dealing with environmental matters or litigation, difficulties in determining and maintaining adequate insurance coverage, difficulties protecting patents and other proprietary rights, inventory obsolescence and customer qualification of products, manufacturing facilities and processes. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company’s most recent Form 10-K and subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors shall be identified from time to time in Microsemi’s future filings. Microsemi does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Investor Inquiries: David R. Sonksen, Microsemi Corporation, Irvine, CA (949) 221-7101.